Exhibit 99.1

DRI Corporation Notes Fiscal Year 2009 Results Conference Call Scheduled Today at 11 A.M. (Eastern)

DALLAS--(BUSINESS WIRE)--April 19, 2010--DRI Corporation (NASDAQ: TBUS), a digital communications technology leader in the global surface transportation and transit security markets, noted today that management will discuss fourth quarter and fiscal year 2009 results during an investors’ conference call today at 11 a.m. (Eastern).

  To participate in the live conference call, dial one of the following telephone numbers approximately five minutes prior to the start time: domestic, (800) 853-3895; or international, (334) 323-7224. The confirmation code is “DRI.”
  Telephone replay will be available through May 17, 2010, via the following telephone numbers: domestic, (877) 656-8905; or international, (334) 323-9859. The replay passcode is 61070655.
  To participate via webcast, go to http://viavid.net/dce.aspx?sid=00007301. The webcast will be archived for one year.

On April 15, 2010, the Company filed with the U.S. Securities and Exchange Commission its Annual Report on Form 10-K for the period ended Dec. 31, 2009 and issued a related press release. The Annual Report on Form 10-K and the related press release are available via the Company’s Web site, www.digrec.com.

MARK YOUR CALENDAR

  On or about May 17, 2010, the Company plans to file with the SEC a Form 10-Q for the quarter ended March 31, 2010.
  On or about May 18, 2010, management plans to review first quarter 2010 results during an investors’ conference call.

  The Company’s Annual Meeting of Shareholders will take place May 27, 2010, at The Westin Galleria Dallas, 13340 Dallas Parkway, Dallas, Texas 75240. Registration will begin at 8:30 a.m. (Central) and the business meeting will commence at 9 a.m. (Central). Shareholders of record at the close of business on April 7, 2010, are entitled to receive notice of, and to vote at, the Annual Meeting and any adjournment thereof.

ABOUT THE COMPANY

DRI Corporation is a digital communications technology leader in the global surface transportation and transit security markets. Our products include: TwinVision® and Mobitec® electronic destination sign systems, Talking Bus® voice announcement systems, Digital Recorders® Internet-based passenger information and automatic vehicle location/monitoring systems, and VacTell® video actionable intelligence systems. Our products help increase the mobility, flow, safety, and security of people who rely upon transportation infrastructure around the globe. Using proprietary hardware and software applications, our products provide easy-to-understand, real-time information that assists users and operators of transit bus and rail vehicles in locating, identifying, boarding, tracking, scheduling, and managing those vehicles. Our products also aid transit vehicle operators in their quest to increase ridership and reduce fuel consumption, as well as to identify and mitigate security risks on transit vehicles. Positioned not only to serve and address mobility, energy conservation, and environmental concerns, our products also serve the growing U.S. Homeland Security market. For more information about the Company and its operations worldwide, go to www.digrec.com.

FORWARD-LOOKING STATEMENTS

This press release may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. In particular, any statement, express or implied, concerning future events or expectations or which use words such as “suggest,” “expect,” “fully expect,” “expected,” “appears,” “believe,” “plan,” “anticipate,” “would,” “should,” “goal,” “potential,” “potentially,” “range,” “pursuit,” “run rate,” “stronger,” “preliminarily,” “guidance,” “may,” etc., is a forward-looking statement. These forward-looking statements are subject to risks and uncertainties, including risks and uncertainties set forth in our Annual Report on Form 10-K filed April 15, 2010, particularly those identified in Risk Factors Affecting Our Business. There can be no assurance that any expectation, express or implied, in a forward-looking statement will prove correct or that the contemplated event or result will occur as anticipated.

CONTACT:
DRI Corporation Contact:
Veronica B. Marks
Vice President, Corporate Communications and Administration
Phone: (214) 378-4776
Fax: (214) 378-8437
E-Mail: ir@digrec.com